Exhibit 10.12

COLLABORATION AGREEMENT

This COLLABORATION AGREEMENT (“Agreement”) is entered into as of January 31, 2013 (“Effective Date”) by and between Santen Pharmaceutical Co., Ltd., a corporation organized under the laws of Japan, with offices at 3-9-19, Shimoshinjo, Higashiyodogawa-ku, Osaka 533-8651 Japan (“SANTEN”), and Clearside Biomedical, Inc., a corporation organized under the laws of Delaware, with offices at 1220 Old Alpharetta Rd., Suite 300, Alpharetta, GA 30005 (“Clearside”). SANTEN and Clearside are herein sometimes referred to collectively as the “Parties” and individually as “Party.”

Background

SANTEN controls commercial rights to certain molecular compounds that it wishes to develop as ophthalmic drugs (each such compound a “SANTEN” Compound” and as described in Exhibit A).

Clearside controls commercial rights to proprietary technology for the delivery of pharmaceutical agents to the suprachoroidal space including with the use of proprietary microneedles (“Clearside Technology”).

SANTEN and Clearside desire to explore the potential application of Clearside Technology to certain SANTEN Compounds through a program of collaborative research (the “Collaboration Program”).

Pursuant to the Collaboration Program, the Parties intend to conduct two feasibility studies, one for one SANTEN Compound and one for a [***] (and potentially one or more backup compounds), in accordance with the terms and conditions of this Agreement and research plans to be agreed upon in accordance with the terms of this Agreement (each, a “Feasibility Study”).

Now, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Conduct of the Collaboration Program.

1.1 Feasibility Studies.

(a)	The Parties shall use commercially reasonable, good faith efforts to agree upon the initial Feasibility Study for each of two SANTEN Compounds within nine (9) months after the Effective Date. Should SANTEN designate additional SANTEN Compounds for the additional feasibility study(ies) pursuant to Article 2, such feasibility study(ies) to be performed shall be deemed as the Feasibility Study(ies).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Each Feasibility Study shall include a work plan (each, a “Feasibility Study Work Plan”) that sets forth the details of administration of the SANTEN Compound designated by SANTEN to the suprachoroidal space via Clearside microneedles in animal models under non-GLP testing. Each Feasibility Study Work Plan shall set forth specific activities to be pursued by each Party, including, without limitation, the activities specified in this Agreement.

1.2 Clearside’s Responsibilities.

(a)	Clearside shall have the responsibility for contracting, under a separate agreement, with a contract research organization (“CRO”) selected by Clearside and reasonably acceptable to SANTEN to conduct injectability testing, drug property improvement, animal housing, animal injection, and animal monitoring and testing under non-GLP conditions, all in accordance with the applicable Feasibility Study unless otherwise agreed by the Parties.

(b)	Clearside shall use diligent efforts to ensure that each Feasibility Study is conducted by the CRO in compliance with all requirements of applicable laws and regulations.

(c)	Clearside shall receive the results of each Feasibility Study including those performed for the additional SANTEN Compounds pursuant to Article 2 (the “Study Results”) from the CRO, and provide a copy to SANTEN together with a summary report prepared by Clearside evaluating the Study Results within one (1) month of the completion of such Feasibility Study.

1.3 SANTEN Responsibilities. SANTEN shall provide to the CRO, at no cost to Clearside, sufficient quantities of each SANTEN Compound to conduct the Feasibility Study. In addition, SANTEN shall be responsible for the performance of any bioanalytical testing under the Feasibility Studies.

1.4 Collaboration Committee. The Parties shall establish a committee (the “Collaboration Committee”), alternately chaired by Clearside SANTEN, with Clearside chairing the first meeting, SANTEN chairing the next meeting so on. The Collaboration Committee shall consist of up to two (2) members from each Party, provided, however, that additional representatives from either Party may participate in the meeting depending

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

on the agenda as appropriately required for a meaningful contribution to the meeting. The chairperson’s duties shall include site selection (if applicable), agenda and facilitation; provided however, that a non-chairing Party’s committee member may submit agenda items to the chairperson and such items may be included in the next regular meeting of the Collaboration Committee at the chairperson’s reasonable discretion. The Collaboration Committee shall meet in person or via tele-conference each calendar month or otherwise at the call of the chairperson to review, coordinate, and discuss the progress, issues and disputes regarding the Collaboration Program.

2. Costs of Collaboration Program. Clearside shall bear its own internal costs and the external costs set forth in the Feasibility Studies Work Plans with respect to its performance of the Collaboration Program. Notwithstanding the foregoing, in no event shall Clearside be obligated to pay external costs (the “Program Cost”), in the aggregate for the Collaboration Program, in excess of $400,000. In the event that the Program Costs for the initial two Feasibility Studies are, in the aggregate, less than $400,000, SANTEN would be able to designate additional SANTEN Compounds for the additional feasibility study(ies) provided that in no event shall the duration of the Product Option with respect to any SANTEN Compound be extended beyond the period provided for in Section 5.3. SANTEN shall bear its own internal costs with respect to its performance of the Collaboration Program and any Program Costs reasonably incurred by Clearside in excess of $400,000. In the event SANTEN elects in writing to not pay any agreed upon Program Costs, this Agreement shall immediately terminate. The Parties agree to discuss in good faith whether to incur such excess Program Costs in advance.

3. Ownership and Use of Study Results. Clearside shall receive the Study Results from the CRO, and provide a copy to SANTEN together with a summary report prepared by Clearside evaluating the Study Results. Notwithstanding anything in this Agreement to the contrary, the ownership of the data incorporated into the Study Results by Clearside or bioanalytical testing data generated by SANTEN (together “Data”) shall be determined in accordance with Section 5.

4. Confidentiality.

4.1 All information and materials provided by either Party to the other will be treated as confidential information of the disclosing Party by the receiving Party (“Confidential Information”). In particular, SANTEN Background IP (as defined in Section 5.1) and SANTEN IP (as defined in Section 5.2(a)) shall be Confidential Information of SANTEN; Clearside Background IP (as defined in Section 5.1) and Clearside IP (as defined in Section 5.2(a)) shall be Confidential Information of Clearside; and the Joint IP (as defined in Section 5.2(a)) and Study Results including Data shall be Confidential Information of both Parties (except that those Study Results or Data related directly to Clearside Technology, Clearside Background IP and Clearside IP shall be Confidential Information of Clearside and those Study Results and Data related directly

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to SANTEN Compounds, SANTEN Background IP and SANTEN IP shall be Confidential Information of SANTEN). Each Party agrees that it shall hold the other Party’s Confidential Information at all times in strict confidence and under conditions of secrecy. The receiving Party shall not disclose or use the Confidential Information of the other Party for any purposes other than for the Collaboration Program and shall not disclose such Confidential Information to any third party or use it for the benefit of any third party. For the avoidance of doubt, neither Party shall use or disclose any jointly owned Confidential Information for any purposes other than for the Feasibility Studies and shall not disclose such Confidential Information to any third party or use it for the benefit of any third party without the prior written consent of the other Party except as permitted by this Agreement. Notwithstanding the foregoing, each Party may disclose the Confidential Information of the other Party or jointly owned Confidential Information which is required by law, regulation or order of a competent authority including any regulatory or governmental body or securities and exchange commission to be disclosed, provided that, where practicable, the disclosing Party is given reasonable advance notice of the intended disclosure. The obligations of confidentiality, nondisclosure and non-use in this Section 4.1 shall survive the expiration or termination, for whatever reason, of this Agreement for ten (10) years.

4.2 Each Party may provide or make available the Confidential Information disclosed by the other to those of its and its Affiliates’ employees and contractors who have a need to know consistent with the receiving Party’s authorized use of that Confidential Information and are bound by confidentiality, nondisclosure and non-use obligations substantially similar to those set forth herein. For purposes of this Agreement, “Affiliate” means any person, corporation or other entity, which controls, is controlled by, or is under common control with SANTEN or Clearside. A person, corporation or other entity shall be deemed to control another person, corporation or entity if it owns, directly or indirectly, more than fifty percent (50%) of the voting shares or other interest, or has the power to elect more than half the directors, of such other corporation or entity or has the ability, via contract or otherwise, to direct the affairs of such entity.

4.3 The restrictions in Section 4.1 shall not apply to any Confidential Information:

(a)	which at the time of disclosure is in the public domain;

or

(b)	which, after its disclosure hereunder, becomes part of the public domain by publication or otherwise, except in breach of this Agreement by the receiving Party; or

(c)	which the receiving Party can establish by written documentation was in its possession at the time of disclosure hereunder or was subsequently and independently developed by its employees or its Affiliate’s employees without use or reference to the Confidential Information disclosed; or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	which the receiving Party receives from a third party, provided, however, that such information was not obtained by the third party, directly or indirectly, from the disclosing Party under conditions of confidentiality; or

(e)	which is excepted from the restrictions in Section 4.1 by prior written approval of the disclosing Party.

4.4 Each Party reserves all rights in its Confidential Information and no rights or obligations other than those expressly recited herein are granted or are to be implied from this Agreement.

4.5 Upon termination of this Agreement, each Party, upon request by the other Party, shall return to the requesting Party any Confidential Information provided by the requesting Party which remains in its possession, including any copies of tangible materials embodying Confidential Information of the requesting Party, except for one copy which may be retained for each Party’s confidential files.

5. Ownership of Study Results and Intellectual Property.

5.1 Background IP. Each of SANTEN and Clearside shall own and retain, respectively, all intellectual property rights owned or controlled by such Party, and all rights, title and interest in and to any and all discoveries, inventions and other subject matter (whether patentable or not) conceived, reduced to practice or otherwise discovered by its or its Affiliates’ employees, consultants or agents, in each case prior to the commencement of the Collaboration Program or outside of the exercise of its rights or performance of its obligations hereunder (“SANTEN Background IP” and “Clearside Background IP”, respectively).

5.2 Arising IP. Ownership of intellectual property arising from the Collaboration Program shall be determined as follows:

(a) All rights, title and interest in and to any and all inventions, discoveries, and other subject matter, including Data (whether patentable or not) conceived, reduced to practice or otherwise discovered solely by SANTEN’s (or its Affiliates’) or Clearside’s (or its Affiliates’) employees, consultants or agents, or jointly by Clearside’s and SANTEN’s employees, their consultants or their agents, in any case in the performance of obligations under the Collaboration Program: (a) that are solely related to Clearside Technology, Clearside Background IP or otherwise related to the delivery of pharmaceutical agents to the suprachoroidal space shall be owned by Clearside (“Clearside IP”); (b) that are solely related to any SANTEN Compound or SANTEN Background IP would be

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

owned by SANTEN (“SANTEN IP”); and (c) that are not included in the scope of Clearside IP or SANTEN IP would be owned jointly by SANTEN and Clearside (“Joint IP”).

(b) SANTEN shall have the right to file patent applications on any SANTEN IP and to use such SANTEN IP for any purpose whatsoever. Clearside hereby assigns all rights in and to SANTEN IP to SANTEN and shall cooperate with SANTEN in the execution of such documents as may be required to (1) file patent applications on any SANTEN IP, and (2) effect the transfer of all right, title and interest in and to SANTEN IP, and to record and perfect title therein in the sole name of SANTEN. Upon request from SANTEN, and upon consent of Clearside, which consent shall not be unreasonably withheld, Clearside shall cooperate with and assist SANTEN in obtaining patent protection on SANTEN IP by disclosing any details of Clearside Technology, Clearside Background IP or how the results were obtained to the extent necessary for SANTEN to obtain patent protection on SANTEN IP.

(c) Clearside shall have the right to file patent applications on any Clearside IP and to use such Clearside IP for any purpose whatsoever. SANTEN hereby assigns all rights in and to Clearside IP to Clearside and shall cooperate with Clearside in the execution of such documents as may be required to (1) file patent applications on any Clearside IP, and (2) effect the transfer of all right, title and interest in and to Clearside IP, and to record and perfect title therein in the sole name of Clearside. Upon request from Clearside, and upon consent of SANTEN, which consent shall not be unreasonably withheld, SANTEN shall cooperate with and assist Clearside in obtaining patent protection on Clearside IP by disclosing any details of the applicable SANTEN Compound, SANTEN Background IP or how the results were obtained to the extent necessary for Clearside to obtain patent protection on Clearside IP.

(d) Each Party shall have the right to grant licenses to others and to assign or otherwise transfer its rights under the Joint IP without consent from or accounting to the other Party. Each Party shall give notice to the other of its intention to file any patent application relating to the Joint IP, including notice of the contents of the application, sufficiently in advance to permit the Parties to cooperate with each other. The costs of filing the application shall be equally shared by the Parties and each Party shall reasonably cooperate with the other in the application process. If either Party elects not to pursue filing of a patent application for the Joint IP that the other Party considers necessary or appropriate to protect its interests in the Joint IP, that Party shall, at the other Party’s request, assign its right to such Joint IP to the other Party, who may in its discretion file any applications it deems desirable and shall solely bear the costs thereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e) Notwithstanding the foregoing, in the event that Clearside IP includes claims or material related to the use of SANTEN Compound(s), Clearside shall grant to SANTEN a co-exclusive (exclusive also to Clearside), irrevocable, perpetual, worldwide, sublicenseable, and fully paid-up license under such Clearside IP to make, use, exhibit, have made, sell, offer for sale, import, lease or otherwise dispose of any product containing SANTEN Compound(s), provided, however, that this provision shall not be construed to oblige Clearside to grant SANTEN any license under Clearside Background IP.

5.3 SANTEN Option.

(a) Clearside grants to SANTEN an exclusive option to an exclusive, worldwide, sublicensable, royalty-bearing license under Clearside Background IP, Clearside IP and Clearside’s interest in the Joint IP to make, use, exhibit, have made, sell, offer for sale, import, lease or otherwise dispose of Products in the field of ophthalmology (the “Product Option”), on financial terms to be negotiated and subject to mutually agreed upon diligence efforts and applicable provisions of Clearside’s license applicable to Clearside Background IP. “Products” mean pharmaceutical products incorporating a SANTEN Compound that was the subject matter of a Feasibility Study with Clearside Technology. The license agreement would provide for Clearside (or its designee) to supply microneedle components solely for use in the Products together with a standby license authorizing SANTEN to source microneedle components from a third party under Clearside Background IP, Clearside IP and Clearside’s interest in the Joint IP under reasonable financial conditions in the event that Clearside is unable to fulfill its supply obligations.

(b) SANTEN may exercise the Product Option with respect to a SANTEN Compound until six (6) months after delivery by Clearside of the applicable Study Results, provided, however, that such six (6) months period shall be extended by up to three (3) months in the event that SANTEN reasonably determines within such six (6) month period that it is necessary to conduct additional tests, including but not limited to toxicity test. All Product Options shall expire no later than December 31, 2014. Notwithstanding the foregoing, should the delivery of Study Results to SANTEN be delayed due to no fault of SANTEN, then the expiration date of such Product Option shall be extended by the duration of such delay.

(c) Upon exercise of the Product Option for a SANTEN Compound, the Parties would commence good faith negotiation for the grant to SANTEN of the license under Clearside Background IP, Clearside IP and Clearside’s interest in Joint IP described above. If the Parties do not enter into a definitive agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

for such SANTEN Compound within three (3) months of exercise of the applicable Product Option, then Clearside will have no further obligation to grant any license or negotiate for the grant of a license to SANTEN related to such SANTEN Compound.

(d) If SANTEN exercises a Product Option and the Parties enter into a definitive license agreement, (i) SANTEN would have a sole responsibility for, and have final decision-making with respect to, the development and commercialization of the Products on a worldwide basis, and (ii) Clearside shall, at SANTEN’s expense, collaborate with SANTEN on the continued development and manufacturing process and scale-up activities and be responsible for supply of microneedles under an agreement on development and commercial supply to be negotiated in good faith between the Parties.

6. Grant of Licenses. SANTEN grants to Clearside a non-exclusive license under SANTEN Background IP to use each SANTEN Compound solely for the performance of the Feasibility Studies, and unless extended by the mutual written agreement of the Parties, this license shall terminate upon termination of this Agreement pursuant to Section 18. Other than as expressly granted in this Section 6, and pursuant to Section 5, nothing herein contained shall be construed as (a) granting any rights and licenses or otherwise to any of Clearside Technology, Clearside Background IP, Clearside IP or Clearside’s interest in the Joint IP, or (b) granting any rights and licenses or otherwise to any of the SANTEN Compounds, SANTEN Background IP, SANTEN IP or SANTEN’s interest in the Joint IP.

7. Use of SANTEN Compound. Each SANTEN Compound supplied to Clearside in connection with the performance of the Feasibility Studies hereunder will remain the sole property of SANTEN, provided that Clearside shall only have the right to use and handle each SANTEN Compound in the course of performing the Feasibility Studies hereunder. No modification of any SANTEN Compound or use other than specified under this Agreement will be permitted without the prior express written agreement of SANTEN. Clearside shall not reverse engineer any SANTEN Compound for any purpose, including to identify structures or properties of the SANTEN Compound. Clearside shall not transfer, and shall take reasonable steps to prevent the transfer of any SANTEN Compound to any third party, other than CRO, without the express written permission of SANTEN. Clearside shall use the SANTEN Compound(s) solely in vitro or in laboratory animals (and any animals that receive the SANTEN Compound in the course of this Feasibility Study or products derived from these animals such as eggs or milk, will not be used as food for humans or any other animals), and shall not use the SANTEN Compound for diagnostic or other purposes involving human subjects without the prior written consent of SANTEN. Upon expiration or early termination of this Agreement, Clearside shall stop using the SANTEN Compound received hereunder, and shall have no right thereafter to continue using any part of any SANTEN Compound

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

received hereunder for any purpose except as expressly stated herein. Clearside shall not destroy any SANTEN Compound without first contacting SANTEN and obtaining SANTEN’s prior written consent.

8 Clearside Covenant. Clearside shall not develop or commercialize solely or jointly with a third party, other than SANTEN, any product incorporating [***] Clearside Technology during the Term of this Agreement.

9. Experimental Acknowledgments.

(a) The Parties acknowledge and agree that the SANTEN Compounds are experimental in nature and may have hazardous properties. Clearside will handle the SANTEN Compound accordingly and will inform SANTEN in writing of any adverse effects experienced by persons handling the SANTEN Compound. Clearside shall notify SANTEN within twenty-four (24) hours by telephone to communicate any findings of toxicity that has not been previously discussed with SANTEN. The telephone report must be followed up with a written report addressed to the applicable SANTEN representative and sent so that receipt by SANTEN should occur within three (3) days of the identification of the event. THE SANTEN COMPOUNDS ARE SUPPLIED “AS IS” WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE.

(b) The Parties acknowledge that the Feasibility Study is experimental in nature and any materials developed therefrom may have unknown characteristics. The Parties shall use prudence and reasonable care in the use, handling, storage, transportation, disposition and containment of any materials resulting from the Feasibility Study. CLEARSIDE MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR STATUTORY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OR WITH RESPECT TO THE QUALITY, NATURE AND EXTENT OF PERFORMANCE OF ITS TECHNOLOGY (INCLUDING THE CLEARSIDE TECHNOLOGY), ANY STUDY RESULTS THEREFROM AND ANY OTHER MATTER.

(c) THE DRUG DELIVERY DEVICES AND SYSTEMS ARE SUPPLIED BY CLEARSIDE TO SANTEN “AS IS” WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10. Representations and Warranties.

(a) Clearside and SANTEN represent and warrant to each other that (i) it is duly organized and validly existing under the laws of its jurisdiction of incorporation, and has the full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (ii) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action; (iii) this Agreement is legally binding upon it and upon its successors, heirs and permitted assigns, and is enforceable in accordance with its terms, (iv) to the best of its knowledge, the execution, delivery and performance of this Agreement and the obligations hereunder by it does not conflict with any agreement, instrument or understanding, oral or written, now existing or to be entered into during the term of this Agreement, to which it is a party or by which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it; (v) it has not granted, and will not grant during the term of this Agreement, any right or license to any third party that would prevent or conflict with any of the rights granted to the other party hereunder; and (vi) it is not aware of any third party rights that would be infringed or misappropriated by its participation in this Agreement.

(b) SANTEN represents and warrants to Clearside that it has the right to transfer the SANTEN Compound to Clearside for purposes of the Feasibility Study.

(c) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AND EACH PARTY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

11. Compliance with Laws. The Parties shall comply fully at all times with all applicable laws and regulations, including but not limited to anti-corruption laws in the territories in which the Parties conduct business.

12. Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, defend and hold the other Party, its Affiliates and their respective employees (collectively, the “Indemnitees”) harmless from and against any Claim brought by third parties to the extent arising out of or resulting from (a) the Indemnifying Party’s use of the Study Results (except to the extent such Claim was caused by the negligence or willful misconduct of an Indemnitee, or a breach of this Agreement by an Indemnitee); (b) the negligence of willful misconduct of the Indemnifying Party, its employees, agents or contractors; or (c) a breach of this Agreement by the Indemnifying Party. “Claim” means any and all liabilities, damages, losses, claims, lawsuits, proceedings, appeals,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

assessments, fines, actions, causes of action, decrees, judgments, settlements, court orders, investigations, civil penalties and/or demands of any kind, costs, costs to replace, attorneys’ fees and associated expenses.

13. Nonexclusivity. Nothing in this Agreement shall restrict SANTEN from providing any SANTEN Compound to other organizations or from using any SANTEN Compound in any manner SANTEN desires. Likewise, except as set forth in Section 8, nothing in this Agreement shall restrict Clearside from entering into agreements with other organizations in any manner it desires, including to evaluate whether compounds other than the SANTEN Compounds (including compounds in the same class as any SANTEN Compound) can be effectively delivered using Clearside Technology (including Clearside IP) for ophthalmic use.

14. Entire Understanding. This Agreement sets forth the entire understanding of the Parties hereto regarding the subject matter of this Agreement and supersedes any agreements whether written or oral between the Parties with respect thereto. Any amendment or modification of this Agreement shall be effective only to the extent it is reduced to writing and signed by both Parties. SANTEN and Clearside each will pay their respective legal and other fees and expenses associated with all aspects of the negotiation and execution of this Agreement and any definitive agreement giving effect to a Product Option.

15. Assignment. Either Party may assign this Agreement in whole or in part to any of its Affiliates, and further may assign this Agreement in whole or in part, or its rights and obligations hereunder to any third party with which it may merge or consolidate or to which it may transfer all or substantially all of its assets to which this Agreement relates, without the consent of the other Party. Except as otherwise set forth above, neither Party may assign this Agreement in whole or in part, or its right and obligations hereunder to any third party without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

16. Governing Law and Arbitration. This Agreement shall be construed and interpreted under the laws of the State of California, without reference to its choice of laws provision. Any dispute or difference of opinion arising out of or relating to this Agreement or the breach thereof which cannot be settled amicably by the parties hereto shall be settled by arbitration in accordance with the International Chamber of Commerce (“ICC”) under its International Rules of Arbitration, and judgment on the award rendered by the arbitrator shall be binding and may be entered in any court having jurisdiction thereof. Such arbitration, shall be filed and conducted at the office of the ICC closest to San Francisco, California . The arbitration shall be conducted by one arbitrator mutually acceptable to the parties selected in accordance with ICC Rules. The award shall be final and binding upon both parties. Notwithstanding the foregoing, the counterclaim to any arbitration shall be filed and conducted in the place of such original arbitration.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17. Relationship of Parties. It is understood that Clearside will be serving under this Agreement as an independent contractor, and that the relationship of employer and employee shall not exist between Clearside and SANTEN. Nothing contained in this Agreement shall create a partnership or joint venture between the Parties. Except as specifically provided herein, neither of the Parties shall hold itself out as the agent or representative of the other, nor shall either of the Parties incur any indebtedness or obligation in the name of, or which shall be binding on the other, without the prior written consent of the other. No employees or agents of any Party shall be deemed employees or agents of the other Party.

18. Term and Termination. This Agreement will expire upon the expiration of the exercisable period for the Product Option for the last Compound studied hereunder (the “Term”). The obligations set forth in Sections 3, 4, 5, 8, 9, 10, 12, 16, 18, 19 and 20 hereof shall survive the expiration or termination of this Agreement in accordance with their terms.

19. Notices. Except as otherwise provided herein, any notice or other communications sent or delivered hereunder shall be in writing and shall be effective if hand delivered or if sent by fax, express delivery service or certified or registered mail, postage prepaid.

If to Clearside:	Clearside Biomedical, Inc.
1220 Old Alpharetta Rd., Suite 300
Alpharetta, GA 30005
Facsimile: (678) 990-5744
Attn: CEO

With a copy to:	Hutchison PLLC
5410 Trinity Road, Suite 400
Raleigh, NC 27607
Facsimile: 866-479-7550
Attn: William N. Wofford

If to SANTEN:	Santen Pharmaceutical Co., Ltd.
3-9-19, Shimoshinjo, Higashiyodogawa-ku
Osaka 533-8651 Japan
Facsimile: +81-6-6321-7256
Attn: Head of Global Business Development

or to such address as each Party shall hereafter designate by notice to the other Party. A notice shall be deemed to have been given on the date of delivery to the Party concerned.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20. Publicity and Publications. Neither Party will issue any press release or make any other public disclosures, announcements, statements or communications concerning the transactions contemplated by, or the contents of, this Agreement without the prior written consent of the other Party. Neither Party will use any trademarks owned or licensed by the other Party, whether registered or not, for any reason without first obtaining the prior written approval of such other Party. Notwithstanding the above, nothing in this Section will preclude a Party from making any disclosures required by law or necessary and proper in conjunction with the filing of any tax return or other document required to be filed with any governmental body, authority or agency; provided, however, that the disclosing Party will notify the other Party in writing of such disclosures and will, to the extent practicable allow the other Party reasonable time to comment on such release or statement in advance of such issuance.

21. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the Parties hereto had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the Parties hereto, notwithstanding that the Parties hereto are not signatories to the same counterpart. A fax transcribed copy, pdf (or similar format) or photocopy of this Agreement executed by a Party hereto in counterpart will constitute a properly executed, delivered and binding agreement or counterpart of the executing Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have executed this Collaboration Agreement by their duly authorized representatives as of the date and year first written above.

CLEARSIDE BIOMEDICAL, INC.		SANTEN PHARMACEUTICAL CO., LTD.

By:	/s/ Daniel H. White	By:	/s/ Toshiaki Nishihata, Ph.D.
Name:	Daniel H. White	Name:	Toshiaki Nishihata, Ph.D.
Title:	President & CEO	Title:	Member of the Board
Executive Corporate Officer,
Head of R&D Division

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A – Santen Compounds

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1 TO

COLLABORATION AGREEMENT

This Amendment No. 1 to COLLABORATION AGREEMENT (“Amendment”) is entered into as of April 29, 2014 (“Amendment Date”), by and between Santen Pharmaceutical Co., Ltd., a corporation organized under the laws of Japan, with offices at 4-20, Ofukacho, Kita-ku3, Osaka 530-8552 Japan (“SANTEN”), and Clearside Biomedical, Inc., a corporation organized under the laws of Delaware, with offices at 1220 Old Alpharetta Rd., Suite 300, Alpharetta, GA 30005 (“Clearside”). SANTEN and Clearside are herein sometimes referred to collectively as the “Parties” and individually as “Party.”

Background

SANTEN and Clearside are parties to a Collaboration Agreement (the “Original Agreement”) dated January 31, 2013 (the “Effective Date”).

Pursuant to the Collaboration Agreement, the Parties have conducted preliminary studies involving the use of Clearside Technology with certain SANTEN Compounds.

The Parties have determined that the results of preliminary studies warrant additional research and development and, accordingly, the Parties desire to amend the Original Agreement in order to facilitate such additional work.

Now, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Original Agreement as follows:

A.	Section 1-1 (a) of the Collaboration Agreement shall be revised to read as follows:

(a) The Parties shall use commercially reasonable, good faith efforts to agree upon the initial Feasibility Study for each of two SANTEN Compounds as soon as reasonably practicable. Should SANTEN designate additional SANTEN Compounds for the additional feasibility study(ies) pursuant to Article 2, such feasibility study(ies) to be performed shall be deemed as the Feasibility Study(ies).

B.	Section 2 of the Collaboration Agreement shall be revised to read as follows:

2. Costs of Collaboration Program. Clearside shall bear its own internal costs and the external costs set forth in the Feasibility Studies Work Plans with respect to its performance of the Collaboration Program. Notwithstanding the foregoing, in no event

1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

shall Clearside be obligated to pay external costs (the “Program Cost”), in the aggregate for the Collaboration Program, in excess of $[***], or in excess of $[***] after March 31, 2014. In the event that the Program Costs for the initial two Feasibility Studies are, in the aggregate, less than $[***] in total or $[***] for the period after March 31, 2014, SANTEN would be able to designate additional SANTEN Compounds for the additional feasibility study(ies) provided that in no event shall the duration of the Product Option with respect to any SANTEN Compound be extended beyond the period provided for in Section 5.3. SANTEN shall bear its own internal costs with respect to its performance of the Collaboration Program and any Program Costs reasonably incurred by Clearside in excess of $[***] in the aggregate or in excess of $[***] after March 31, 2014. In the event SANTEN elects in writing to not pay any agreed upon Program Costs, this Agreement shall immediately terminate. The Parties agree to discuss in good faith whether to incur such excess Program Costs in advance.

C.	Section 5.3(b) shall be amended to read as follows:

(b) SANTEN may exercise the Product Option with respect to a SANTEN Compound until six (6) months after delivery by Clearside of the applicable Study Results, provided, however, that such six (6) months period shall be extended by up to three (3) months in the event that SANTEN reasonably determines within such six (6) month period that it is necessary to conduct additional tests, including but not limited to toxicity test. All Product Options shall expire no later than December 31, 2015. Notwithstanding the foregoing, should the delivery of Study Results to SANTEN be delayed due to no fault of SANTEN, then the expiration date of such Product Option shall be extended by the duration of such delay.

D.	Section 19 (Notices) shall be amended to reflect the following notice address for Santen:

If to SANTEN:	Santen Pharmaceutical Co., Ltd.
4-20, Ofukacho, Kita-ku
Osaka 530-3-8552 Japan
Facsimile: +81-6-6359-3832
Attn: Head of Global Business Development

E.

Except as expressly set forth in this Amendment, the Original Agreement shall remain in full force and effect. All capitalized terms used and not defined in this Amendment shall have the meaning given in the Original Agreement. This Amendment may be executed in any number of counterparts with the same effect as if the Parties hereto had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the Parties hereto, notwithstanding that the Parties hereto are not signatories to

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the same counterpart. A fax transcribed copy, pdf (or similar format) or photocopy of this Amendment executed by a Party hereto in counterpart will constitute a properly executed, delivered and binding agreement or counterpart of the executing Party.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Collaboration Agreement by their duly authorized representatives as of the date and year first written above.

CLEARSIDE BIOMEDICAL, INC.		SANTEN PHARMACEUTICAL CO., LTD.

By:	/s/ Daniel H. White	By:	/s/ Akira Kurokawa
Name:	Daniel H. White	Name:	Akira Kurokawa
Title:	President & CEO	Title:	President and CEO

3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.